Exhibit 4.49

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the following parties on November 30, 2022 in Shanghai, the People’s Republic of China (“China” or the “PRC”, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region of the People’s Republic of China).

Anhui NIO Autonomous Driving Technology Co., Ltd. (the “Lender”), a foreign-invested enterprise, organized and existing under the laws of the PRC, with its registered address at Building F, Hengchuang Intelligent Technology Park, No. 3963, Susong Road, Economic and Technological Development Zone, Hefei, Anhui Province; and

Lihong Qin (the “Borrower”), a citizen of China with ID card No.: ********.

In this Agreement, each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

A.

Anhui NIO AI Technology Co., Ltd., (the “Borrower Company”) is a limited liability company established in accordance with the PRC laws and effectively continued with the registered capital of RMB 10,000,000. The Borrower is a shareholder of the Borrower Company and holds 2.24% of the equity interests, representing RMB 224,000 in the registered capital of the Borrower Company. All of the equity interest now and hereafter held by the Borrower in the Borrower Company shall be referred to as the “Borrower Equity Interest”; and

B.	The Lender acknowledges that it agrees to provide the Borrower with a loan in the aggregate amount of RMB 224,000 to be used for the purposes set forth in this Agreement.

Accordingly, through friendly consultation, the Parties agree as follows:

1Loan

1.1

In accordance with the terms of this Agreement, the Lender agrees to provide to the Borrower a loan in the aggregate amount of RMB 224,000 (the “Loan”). The term of the Loan shall be from the effective date hereof until the Lender exercises its exclusive right to purchase pursuant to the Exclusive Option Agreement (as defined below). Upon the occurrence of any of the following circumstances, the term of the Loan shall accelerate and the Borrower shall immediately repay the Loan:

1.1.1Thirty (30) days elapsed after a written notice from the Lender requesting repayment of the Loan;

1.1.2The Borrower’s death, lack, or limitation of civil capacity;

1.1.3	The Borrower ceases (for any reason) to be a shareholder of the Borrower Company or its affiliates, and the Borrower is not an employee of the Lender, the Borrower Company or their affiliates;

1.1.4The Borrower engages in criminal act or is involved in criminal activities;

1.1.5

According to the applicable laws of China, foreign investors are permitted to invest in the core business that is currently conducted by the Borrower Company in China, with a controlling stake or in the form of wholly foreign-owned enterprises, the competent government authorities of China begin to approve such investments, and the Lender decides to exercise the exclusive option under the Exclusive Option Agreement (the “Exclusive Option Agreement”) entered into by the Lender, the Borrower and the Borrower Company on November 30, 2022; or the Borrower or the Borrower Company has violated or committed a breach of its representations, warranties, covenants or other obligations under the Exclusive Option Agreement;

1.1.6	The Borrower Company failed to obtain or renew any governmental approval or license necessary for the operation of its core business.
1.2	Without the Lender’s prior written consent, the Borrower shall not transfer the rights and obligations under this Agreement to any other persons.

1.3

The Borrower agrees to accept the aforementioned Loan provided by the Lender, and hereby agrees and undertakes to use the Loan for the contribution of the registered capital of the Borrower Company. Without the Lender’s prior written consent, the Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4

The Lender and the Borrower hereby agree and confirm that the Borrower shall repay the Loan only through the following means (or other means approved by the Lender): by transferring the Borrower Equity Interest in whole to the Lender or the Lender’s designated person (legal person or natural person) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permitted by the applicable laws) shall be used by the Borrower to repay the Loan (principal and any interest thereon) to the Lender or the Lender’s designated person in accordance with this Agreement and the Exclusive Option Agreement and in the manner designated by the Lender.

1.5

The Lender and the Borrower hereby agree and confirm that to the extent permitted by the applicable laws, the Lender shall have the right (but not the obligation) to purchase or designate any other person (legal person or natural person) to purchase the Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6

When the Borrower transfers the Borrower Equity Interest to the Lender or the Lender’s designated person, in the event that the transfer price of such Borrower Equity Interest equals to or is lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed an interest-free loan; in the event that the transfer price of such Borrower Equity Interest exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement, and all of such interest shall be repaid by the Borrower to the Lender. When the Lender or the Lender’s designated person obtains all the Borrower Equity Interest (subject to the AMR registration) and/or the Borrower repays the Loan principal and any interest thereon (if applicable) to the Lender according to this Agreement and the Exclusive Option Agreement, the Borrower is deemed to have fully performed its repayment obligations under this Agreement.

2Representations and Warranties

2.1	The Lender hereby makes the following representations and warranties to the Borrower at the execution date of this Agreement:
2.1.1	The Lender is a company legally organized and effectively existing in accordance with the laws of China;
2.1.2

The Lender has the legal capacity to execute this Agreement. The execution and performance by the Lender of this Agreement do not violate the Lender’s business scope and the Lender’s articles of association or other organizational documents, and the Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3	This Agreement, once signed, constitutes the Lender’s legal, valid, and binding obligations enforceable in accordance with its terms.
2.2	The Borrower hereby makes the following representations and warranties to the Lender at the execution date of this Agreement:
2.2.1	The Borrower is a natural person with full civil capacity.
2.2.2

The Borrower has the legal capacity to execute and perform this Agreement. The execution and performance by the Borrower of this Agreement do not violate the Borrower’s business scope and the Borrower’s articles of association or other organizational documents, and the Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.3	This Agreement, once signed, constitutes the Borrower’s legal, valid, and binding obligations enforceable in accordance with its terms; and
2.2.4

There are no disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower.

3Borrower’s Covenants

3.1	As a shareholder of the Borrower Company, the Borrower irrevocably covenants that during the term of this Agreement, the Borrower shall cause the Borrower Company:
3.1.1

to strictly abide by the provisions of the Exclusive Option Agreement to which the Borrower Company is a party, and to refrain from any action or omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement;

3.1.2

at the request of the Lender (or any other person designated by the Lender), to execute the contracts/agreements on business cooperation with the Lender (or any other person designated by the Lender), and to strictly abide by such contracts/agreements;

3.1.3	to provide the Lender with all of the information on the Borrower Company’s business operations and financial condition at the Lender’s request;
3.1.4

to immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration, or administrative proceedings relating to the Borrower Company’s assets, business, or income; and

3.1.5	to appoint any designee of the Lender as the director of the Borrower Company at the request of the Lender.
3.2	The Borrower covenants that during the term of this Agreement, he/she shall:
3.2.1	endeavor to keep the Borrower Company to be engaged in its core business and the specific business scope is subject to that provided in its business license;
3.2.2

abide by the provisions of this Agreement, the Equity Pledge Agreement attached herein as Exhibit I (the “Equity Pledge Agreement”) and the Exclusive Option Agreement to which the Borrower is a party, practically perform the obligations under this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement;

3.2.3

not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except in accordance with the Equity Pledge Agreement;

3.2.4

ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, without the prior written consent of the Lender, except to the Lender or the Lender’s designated person;

3.2.5

ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of the Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of the Lender;

3.2.6	immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Borrower Equity Interest;
3.2.7

to the extent necessary to maintain the ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8	without the prior written consent of the Lender, refrain from any action/omission that may have a material impact on the assets, business and liabilities of the Borrower Company;
3.2.9	appoint any designee of the Lender as the director of the Borrower Company at the request of the Lender;
3.2.10

to the extent permitted by the laws of China, at the request of the Lender at any time, promptly and unconditionally transfer all of the Borrower Equity Interest to the Lender or the Lender’s designated person at any time, and ensure the other shareholders of the Borrower Company to waive their right of first refusal with respect to the share transfer described in this Article;

3.2.11

to the extent permitted by the laws of China, at the request of the Lender at any time, ensure that the other shareholders of the Borrower Company shall promptly and unconditionally transfer all of their equity interests in the Borrower Company to the Lender or the Lender’s designated person at any time, and the Borrower hereby waives his right of first refusal (if any) with respect to the equity transfer by such other shareholders described in this Article;

3.2.12

in the event that the Lender purchases the Borrower Equity Interest from the Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to the Lender; and

3.2.13

without the prior written consent of the Lender, not cause the Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner.

4	Liability for Default
4.1

If the Borrower materially breaches any provision under this Agreement, the Lender is entitled to terminate this Agreement immediately after delivering a written notice to the Borrower and the Borrower shall compensate all the losses suffered by the Lender as a result of the Borrower's default or early termination of this Agreement. The remedies set out in this Article 4.1 are not exclusive remedies and shall not prejudice any other remedies of the Lender under this Agreement or the applicable laws.

4.2	The Borrower shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws.
4.3

In the event that the Borrower fails to perform the repayment obligations set forth in this Agreement, the Borrower shall pay an overdue interest of 0.01% per day for the outstanding payment, until the day the Borrower repays all the amounts (including overdue interests).

5Notices

5.1

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, commercial courier service, facsimile transmission to the address of such Party set forth below. A copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively served shall be determined as follows:

5.1.1	Notices given by personal delivery (including courier service), shall be deemed effectively served on the date of signature for receipt;
5.1.2	Notices given by registered mail, postage prepaid, shall be deemed effectively served on the 15th day after the date on the registered letter receipt; or
5.1.3

Notices given by facsimile transmission, shall be deemed effectively served on the date indicated on the fax transmission record, unless it is delivered after 5 p.m. or on a non-business day per the local time of the recipient, in which case, it shall be deemed effectively served on the business day immediately following the date indicated on the fax transmission record.

5.2	For the purpose of notice, the addresses of the Parties are as follows:

Lender:	Anhui NIO Autonomous Driving Technology Co., Ltd.
Address:	Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Juan Gan

Borrower:	Lihong Qin
Address:	********
Attn:	Lihong Qin

Borrower Company:	Anhui NIO AI Technology Co., Ltd.
Address:	Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Juan Gan

5.3	Any Party may change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.

6Confidentiality

The Parties acknowledge and confirm that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are confidential information. Both Parties shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any confidential information to any third party, except for the information that: (a) is in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

7Governing Law and Disputes Resolution

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.
7.2

In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, either Party is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of all the Parties’ equities, assets, property interest or land assets (including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets), or propose the winding-up of all the Parties in accordance with the dispute resolution clause and/or applicable PRC laws. In addition, in the course of forming the tribunal, both Parties shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands and places of incorporation of all the Parties (namely Hefei, China)) and places where the principal assets of either Party) for the grant of temporary reliefs.

7.3

During the arbitration, except for the matters under dispute and pending for arbitration, the parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8Miscellaneous

8.1	This Agreement shall become effective upon execution by the Parties, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.
8.2	This Agreement shall be written in Chinese in two copies. The Lender and the Borrower shall hold one copy respectively and each shall have equal legal validity as this Agreement.
8.3

Any amendment and supplement to this Agreement shall be made in writing by the Parties to this Agreement. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

8.4

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5	Attachments of this Agreement (if any) shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.
8.6

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions under Articles 4, 6, 7 and 8.6 herein of this Agreement shall survive the expiration or termination of this Agreement.

(The remainder of this page is intentionally left blank, signature page follows)

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date first written above, which will take effect in accordance with the provisions of this Agreement.

Lender: Anhui NIO Autonomous Driving Technology Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Borrower: Lihong Qin

By:	/s/ Lihong Qin

Exhibit I – Equity Pledge Agreement

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the following parties on November 30, 2022 in Shanghai, the People’s Republic of China (“China” or the “PRC”, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region of the People’s Republic of China).

Anhui NIO Autonomous Driving Technology Co., Ltd. (the “Lender”), a foreign-invested enterprise, organized and existing under the laws of the PRC, with its registered address at Building F, Hengchuang Intelligent Technology Park, No. 3963, Susong Road, Economic and Technological Development Zone, Hefei, Anhui Province; and

Bin Li (the “Borrower”), a citizen of China with ID card No.: ********.

In this Agreement, each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

A.

Anhui NIO AI Technology Co., Ltd., (the “Borrower Company”) is a limited liability company established in accordance with the PRC laws and effectively continued with the registered capital of RMB 10,000,000. The Borrower is a shareholder of the Borrower Company and holds 80% of the equity interests, representing RMB 8,000,000 in the registered capital of the Borrower Company. All of the equity interest now and hereafter held by the Borrower in the Borrower Company shall be referred to as the “Borrower Equity Interest”; and

B.	The Lender acknowledges that it agrees to provide the Borrower with a loan in the aggregate amount of RMB 8,000,000 to be used for the purposes set forth in this Agreement.

Accordingly, through friendly consultation, the Parties agree as follows:

1Loan

1.1

In accordance with the terms of this Agreement, the Lender agrees to provide to the Borrower a loan in the aggregate amount of RMB 8,000,000 (the “Loan”). The term of the Loan shall be from the effective date hereof until the Lender exercises its exclusive right to purchase pursuant to the Exclusive Option Agreement (as defined below). Upon the occurrence of any of the following circumstances, the term of the Loan shall accelerate and the Borrower shall immediately repay the Loan:

1.1.1	Thirty (30) days elapsed after a written notice from the Lender requesting repayment of the Loan;
1.1.2	The Borrower’s death, lack, or limitation of civil capacity;
1.1.3	The Borrower ceases (for any reason) to be a shareholder of the Borrower Company or its affiliates, and the Borrower is not an employee of the Lender, the Borrower Company or their affiliates;
1.1.4	The Borrower engages in criminal act or is involved in criminal activities;
1.1.5

According to the applicable laws of China, foreign investors are permitted to invest in the core business that is currently conducted by the Borrower Company in China, with a controlling stake or in the form of wholly foreign-owned enterprises, the competent government authorities of China begin to approve such investments, and the Lender decides to exercise the exclusive option under the Exclusive Option Agreement (the “Exclusive Option Agreement”) entered into by the Lender, the Borrower and the Borrower Company on November 30, 2022; or the Borrower or the Borrower Company has violated or committed a breach of its representations, warranties, covenants or other obligations under the Exclusive Option Agreement;

1.1.6	The Borrower Company failed to obtain or renew any governmental approval or license necessary for the operation of its core business.
1.2	Without the Lender’s prior written consent, the Borrower shall not transfer the rights and obligations under this Agreement to any other persons.

1.3

The Borrower agrees to accept the aforementioned Loan provided by the Lender, and hereby agrees and undertakes to use the Loan for the contribution of the registered capital of the Borrower Company. Without the Lender’s prior written consent, the Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4

The Lender and the Borrower hereby agree and confirm that the Borrower shall repay the Loan only through the following means (or other means approved by the Lender): by transferring the Borrower Equity Interest in whole to the Lender or the Lender’s designated person (legal person or natural person) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permitted by the applicable laws) shall be used by the Borrower to repay the Loan (principal and any interest thereon) to the Lender or the Lender’s designated person in accordance with this Agreement and the Exclusive Option Agreement and in the manner designated by the Lender.

1.5

The Lender and the Borrower hereby agree and confirm that to the extent permitted by the applicable laws, the Lender shall have the right (but not the obligation) to purchase or designate any other person (legal person or natural person) to purchase the Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6

When the Borrower transfers the Borrower Equity Interest to the Lender or the Lender’s designated person, in the event that the transfer price of such Borrower Equity Interest equals to or is lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed an interest-free loan; in the event that the transfer price of such Borrower Equity Interest exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement, and all of such interest shall be repaid by the Borrower to the Lender. When the Lender or the Lender’s designated person obtains all the Borrower Equity Interest (subject to the AMR registration) and/or the Borrower repays the Loan principal and any interest thereon (if applicable) to the Lender according to this Agreement and the Exclusive Option Agreement, the Borrower is deemed to have fully performed its repayment obligations under this Agreement.

2Representations and Warranties

2.1	The Lender hereby makes the following representations and warranties to the Borrower at the execution date of this Agreement:
2.1.1	The Lender is a company legally organized and effectively existing in accordance with the laws of China;
2.1.2

The Lender has the legal capacity to execute this Agreement. The execution and performance by the Lender of this Agreement do not violate the Lender’s business scope and the Lender’s articles of association or other organizational documents, and the Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3	This Agreement, once signed, constitutes the Lender’s legal, valid, and binding obligations enforceable in accordance with its terms.
2.2	The Borrower hereby makes the following representations and warranties to the Lender at the execution date of this Agreement:
2.2.1	The Borrower is a natural person with full civil capacity.
2.2.2

The Borrower has the legal capacity to execute and perform this Agreement. The execution and performance by the Borrower of this Agreement do not violate the Borrower’s business scope and the Borrower’s articles of association or other organizational documents, and the Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.3	This Agreement, once signed, constitutes the Borrower’s legal, valid, and binding obligations enforceable in accordance with its terms; and
2.2.4

There are no disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower.

3	Borrower’s Covenants
3.1	As a shareholder of the Borrower Company, the Borrower irrevocably covenants that during the term of this Agreement, the Borrower shall cause the Borrower Company:
3.1.1

to strictly abide by the provisions of the Exclusive Option Agreement to which the Borrower Company is a party, and to refrain from any action or omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement;

3.1.2

at the request of the Lender (or any other person designated by the Lender), to execute the contracts/agreements on business cooperation with the Lender (or any other person designated by the Lender), and to strictly abide by such contracts/agreements;

3.1.3	to provide the Lender with all of the information on the Borrower Company’s business operations and financial condition at the Lender’s request;
3.1.4

to immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration, or administrative proceedings relating to the Borrower Company’s assets, business, or income; and

3.1.5	to appoint any designee of the Lender as the director of the Borrower Company at the request of the Lender.
3.2	The Borrower covenants that during the term of this Agreement, he/she shall:
3.2.1	endeavor to keep the Borrower Company to be engaged in its core business and the specific business scope is subject to that provided in its business license;
3.2.2

abide by the provisions of this Agreement, the Equity Pledge Agreement attached herein as Exhibit I (the “Equity Pledge Agreement”) and the Exclusive Option Agreement to which the Borrower is a party, practically perform the obligations under this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement;

3.2.3

not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except in accordance with the Equity Pledge Agreement;

3.2.4

ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, without the prior written consent of the Lender, except to the Lender or the Lender’s designated person;

3.2.5

ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of the Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of the Lender;

3.2.6	immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Borrower Equity Interest;
3.2.7

to the extent necessary to maintain the ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8	without the prior written consent of the Lender, refrain from any action/omission that may have a material impact on the assets, business and liabilities of the Borrower Company;
3.2.9	appoint any designee of the Lender as the director of the Borrower Company at the request of the Lender;
3.2.10

to the extent permitted by the laws of China, at the request of the Lender at any time, promptly and unconditionally transfer all of the Borrower Equity Interest to the Lender or the Lender’s designated person at any time, and ensure the other shareholders of the Borrower Company to waive their right of first refusal with respect to the share transfer described in this Article;

3.2.11

to the extent permitted by the laws of China, at the request of the Lender at any time, ensure that the other shareholders of the Borrower Company shall promptly and unconditionally transfer all of their equity interests in the Borrower Company to the Lender or the Lender’s designated person at any time, and the Borrower hereby waives his right of first refusal (if any) with respect to the equity transfer by such other shareholders described in this Article;

3.2.12

in the event that the Lender purchases the Borrower Equity Interest from the Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to the Lender; and

3.2.13

without the prior written consent of the Lender, not cause the Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner.

4Liability for Default

4.1

If the Borrower materially breaches any provision under this Agreement, the Lender is entitled to terminate this Agreement immediately after delivering a written notice to the Borrower and the Borrower shall compensate all the losses suffered by the Lender as a result of the Borrower's default or early termination of this Agreement. The remedies set out in this Article 4.1 are not exclusive remedies and shall not prejudice any other remedies of the Lender under this Agreement or the applicable laws.

4.2	The Borrower shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws.
4.3

In the event that the Borrower fails to perform the repayment obligations set forth in this Agreement, the Borrower shall pay an overdue interest of 0.01% per day for the outstanding payment, until the day the Borrower repays all the amounts (including overdue interests).

5Notices

5.1

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, commercial courier service, facsimile transmission to the address of such Party set forth below. A copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively served shall be determined as follows:

5.1.1	Notices given by personal delivery (including courier service), shall be deemed effectively served on the date of signature for receipt;
5.1.2	Notices given by registered mail, postage prepaid, shall be deemed effectively served on the 15th day after the date on the registered letter receipt; or
5.1.3

Notices given by facsimile transmission, shall be deemed effectively served on the date indicated on the fax transmission record, unless it is delivered after 5 p.m. or on a non-business day per the local time of the recipient, in which case, it shall be deemed effectively served on the business day immediately following the date indicated on the fax transmission record.

5.2	For the purpose of notice, the addresses of the Parties are as follows:

Lender:	Anhui NIO Autonomous Driving Technology Co., Ltd.
Address:	Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Juan Gan

Borrower:	Bin Li
Address:	********
Attn:	Bin Li

Borrower Company:	Anhui NIO AI Technology Co., Ltd.
Address:	Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Juan Gan

5.3	Any Party may change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.

6Confidentiality

The Parties acknowledge and confirm that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are confidential information. Both Parties shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any confidential information to any third party, except for the information that: (a) is in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

7Governing Law and Disputes Resolution

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.
7.2

In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, either Party is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of all the Parties’ equities, assets, property interest or land assets (including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets), or propose the winding-up of all the Parties in accordance with the dispute resolution clause and/or applicable PRC laws. In addition, in the course of forming the tribunal, both Parties shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands and places of incorporation of all the Parties (namely Hefei, China)) and places where the principal assets of either Party are located) for the grant of temporary reliefs.

7.3

During the arbitration, except for the matters under dispute and pending for arbitration, the parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8Miscellaneous

8.1	This Agreement shall become effective upon execution by the Parties, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.
8.2	This Agreement shall be written in Chinese in two copies. The Lender and the Borrower shall hold one copy respectively and each shall have equal legal validity as this Agreement.
8.3

Any amendment and supplement to this Agreement shall be made in writing by the Parties to this Agreement. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

8.4

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5	Attachments of this Agreement (if any) shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.
8.6

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions under Articles 4, 6, 7 and 8.6 herein of this Agreement shall survive the expiration or termination of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date first written above, which will take effect in accordance with the provisions of this Agreement.

Lender: Anhui NIO Autonomous Driving Technology Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Borrower: Bin Li

By:	/s/ Bin Li

Exhibit I – Equity Pledge Agreement

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the following parties on November 30, 2022 in Shanghai, the People’s Republic of China (“China” or the “PRC”, for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region of the People’s Republic of China).

Anhui NIO Autonomous Driving Technology Co., Ltd. (the “Lender”), a foreign-invested enterprise, organized and existing under the laws of the PRC, with its registered address at Building F, Hengchuang Intelligent Technology Park, No. 3963, Susong Road, Economic and Technological Development Zone, Hefei, Anhui Province; and

Shaoqing Ren (the “Borrower”), a citizen of China with ID card No.: ********.

In this Agreement, each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

A.

Anhui NIO AI Technology Co., Ltd., (the “Borrower Company”) is a limited liability company established in accordance with the PRC laws and effectively continued with the registered capital of RMB 10,000,000. The Borrower is a shareholder of the Borrower Company and holds 17.76% of the equity interests, representing RMB 1,776,000 in the registered capital of the Borrower Company. All of the equity interest now and hereafter held by the Borrower in the Borrower Company shall be referred to as the “Borrower Equity Interest”; and

B.	The Lender acknowledges that it agrees to provide the Borrower with a loan in the aggregate amount of RMB 1,776,000 to be used for the purposes set forth in this Agreement.

Accordingly, through friendly consultation, the Parties agree as follows:

1Loan

1.1

In accordance with the terms of this Agreement, the Lender agrees to provide to the Borrower a loan in the aggregate amount of RMB 1,776,000 (the “Loan”). The term of the Loan shall be from the effective date hereof until the Lender exercises its exclusive right to purchase pursuant to the Exclusive Option Agreement (as defined below). Upon the occurrence of any of the following circumstances, the term of the Loan shall accelerate and the Borrower shall immediately repay the Loan:

1.1.1	Thirty (30) days elapsed after a written notice from the Lender requesting repayment of the Loan;
1.1.2	The Borrower’s death, lack, or limitation of civil capacity;
1.1.3	The Borrower ceases (for any reason) to be a shareholder of the Borrower Company or its affiliates, and the Borrower is not an employee of the Lender, the Borrower Company or their affiliates;
1.1.4	The Borrower engages in criminal act or is involved in criminal activities;
1.1.5

According to the applicable laws of China, foreign investors are permitted to invest in the core business that is currently conducted by the Borrower Company in China, with a controlling stake or in the form of wholly foreign-owned enterprises, the competent government authorities of China begin to approve such investments, and the Lender decides to exercise the exclusive option under the Exclusive Option Agreement (the “Exclusive Option Agreement”) entered into by the Lender, the Borrower and the Borrower Company on November 30, 2022; or the Borrower or the Borrower Company has violated or committed a breach of its representations, warranties, covenants or other obligations under the Exclusive Option Agreement;

1.1.6	The Borrower Company failed to obtain or renew any governmental approval or license necessary for the operation of its core business.
1.2	Without the Lender’s prior written consent, the Borrower shall not transfer the rights and obligations under this Agreement to any other persons.

1.3

The Borrower agrees to accept the aforementioned Loan provided by the Lender, and hereby agrees and undertakes to use the Loan for the contribution of the registered capital of the Borrower Company. Without the Lender’s prior written consent, the Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4

The Lender and the Borrower hereby agree and confirm that the Borrower shall repay the Loan only through the following means (or other means approved by the Lender): by transferring the Borrower Equity Interest in whole to the Lender or the Lender’s designated person (legal person or natural person) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permitted by the applicable laws) shall be used by the Borrower to repay the Loan (principal and any interest thereon) to the Lender or the Lender’s designated person in accordance with this Agreement and the Exclusive Option Agreement and in the manner designated by the Lender.

1.5

The Lender and the Borrower hereby agree and confirm that to the extent permitted by the applicable laws, the Lender shall have the right (but not the obligation) to purchase or designate any other person (legal person or natural person) to purchase the Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6

When the Borrower transfers the Borrower Equity Interest to the Lender or the Lender’s designated person, in the event that the transfer price of such Borrower Equity Interest equals to or is lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed an interest-free loan; in the event that the transfer price of such Borrower Equity Interest exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement, and all of such interest shall be repaid by the Borrower to the Lender. When the Lender or the Lender’s designated person obtains all the Borrower Equity Interest (subject to the AMR registration) and/or the Borrower repays the Loan principal and any interest thereon (if applicable) to the Lender according to this Agreement and the Exclusive Option Agreement, the Borrower is deemed to have fully performed its repayment obligations under this Agreement.

2Representations and Warranties

2.1	The Lender hereby makes the following representations and warranties to the Borrower at the execution date of this Agreement:
2.1.1	The Lender is a company legally organized and effectively existing in accordance with the laws of China;
2.1.2

The Lender has the legal capacity to execute this Agreement. The execution and performance by the Lender of this Agreement do not violate the Lender’s business scope and the Lender’s articles of association or other organizational documents, and the Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3	This Agreement, once signed, constitutes the Lender’s legal, valid, and binding obligations enforceable in accordance with its terms.
2.2	The Borrower hereby makes the following representations and warranties to the Lender at the execution date of this Agreement:
2.2.1	The Borrower is a natural person with full civil capacity.
2.2.2

The Borrower has the legal capacity to execute and perform this Agreement. The execution and performance by the Borrower of this Agreement do not violate the Borrower’s business scope and the Borrower’s articles of association or other organizational documents, and the Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.3	This Agreement, once signed, constitutes the Borrower’s legal, valid, and binding obligations enforceable in accordance with its terms; and
2.2.4

There are no disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrower.

3Borrower’s Covenants

3.1	As a shareholder of the Borrower Company, the Borrower irrevocably covenants that during the term of this Agreement, the Borrower shall cause the Borrower Company:
3.1.1

to strictly abide by the provisions of the Exclusive Option Agreement to which the Borrower Company is a party, and to refrain from any action or omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement;

3.1.2

at the request of the Lender (or any other person designated by the Lender), to execute the contracts/agreements on business cooperation with the Lender (or any other person designated by the Lender), and to strictly abide by such contracts/agreements;

3.1.3	to provide the Lender with all of the information on the Borrower Company’s business operations and financial condition at the Lender’s request;
3.1.4

to immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration, or administrative proceedings relating to the Borrower Company’s assets, business, or income; and

3.1.5	to appoint any designee of the Lender as the director of the Borrower Company at the request of the Lender.
3.2	The Borrower covenants that during the term of this Agreement, he/she shall:
3.2.1	endeavor to keep the Borrower Company to be engaged in its core business and the specific business scope is subject to that provided in its business license;
3.2.2

abide by the provisions of this Agreement, the Equity Pledge Agreement attached herein as Exhibit I (the “Equity Pledge Agreement”) and the Exclusive Option Agreement to which the Borrower is a party, practically perform the obligations under this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement;

3.2.3

not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except in accordance with the Equity Pledge Agreement;

3.2.4

ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Borrower Equity Interest, or allow the encumbrance thereon of any security interest, without the prior written consent of the Lender, except to the Lender or the Lender’s designated person;

3.2.5

ensure any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of the Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of the Lender;

3.2.6	immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Borrower Equity Interest;
3.2.7

to the extent necessary to maintain the ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8	without the prior written consent of the Lender, refrain from any action/omission that may have a material impact on the assets, business and liabilities of the Borrower Company;
3.2.9	appoint any designee of the Lender as the director of the Borrower Company at the request of the Lender;
3.2.10

to the extent permitted by the laws of China, at the request of the Lender at any time, promptly and unconditionally transfer all of the Borrower Equity Interest to the Lender or the Lender’s designated person at any time, and ensure the other shareholders of the Borrower Company to waive their right of first refusal with respect to the share transfer described in this Article;

3.2.11

to the extent permitted by the laws of China, at the request of the Lender at any time, ensure that the other shareholders of the Borrower Company shall promptly and unconditionally transfer all of their equity interests in the Borrower Company to the Lender or the Lender’s designated person at any time, and the Borrower hereby waives his right of first refusal (if any) with respect to the equity transfer by such other shareholders described in this Article;

3.2.12

in the event that the Lender purchases the Borrower Equity Interest from the Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to the Lender; and

3.2.13

without the prior written consent of the Lender, not cause the Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner.

4Liability for Default

4.1

If the Borrower materially breaches any provision under this Agreement, the Lender is entitled to terminate this Agreement immediately after delivering a written notice to the Borrower and the Borrower shall compensate all the losses suffered by the Lender as a result of the Borrower's default or early termination of this Agreement. The remedies set out in this Article 4.1 are not exclusive remedies and shall not prejudice any other remedies of the Lender under this Agreement or the applicable laws.

4.2	The Borrower shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws.
4.3

In the event that the Borrower fails to perform the repayment obligations set forth in this Agreement, the Borrower shall pay an overdue interest of 0.01% per day for the outstanding payment, until the day the Borrower repays all the amounts (including overdue interests).

5Notices

5.1

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, commercial courier service, facsimile transmission to the address of such Party set forth below. A copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively served shall be determined as follows:

5.1.1	Notices given by personal delivery (including courier service), shall be deemed effectively served on the date of signature for receipt;
5.1.2	Notices given by registered mail, postage prepaid, shall be deemed effectively served on the 15th day after the date on the registered letter receipt; or
5.1.3

Notices given by facsimile transmission, shall be deemed effectively served on the date indicated on the fax transmission record, unless it is delivered after 5 p.m. or on a non-business day per the local time of the recipient, in which case, it shall be deemed effectively served on the business day immediately following the date indicated on the fax transmission record.

5.2	For the purpose of notice, the addresses of the Parties are as follows:
Lender:	Anhui NIO Autonomous Driving Technology Co., Ltd.
Address:	Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Juan Gan

Borrower:	Shaoqing Ren
Address:	********
Attn:	Shaoqing Ren

Borrower Company:	Anhui NIO AI Technology Co., Ltd.
Address:	Building 20, No. 56 Antuo Road, Jiading District, Shanghai
Attn:	Juan Gan

5.3	Any Party may change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.

6Confidentiality

The Parties acknowledge and confirm that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are confidential information. Both Parties shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any confidential information to any third party, except for the information that: (a) is in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Article. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

7Governing Law and Disputes Resolution

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.
7.2

In the event of any dispute arising from the performance of this Agreement or in connection with this Agreement, either Party is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of all the Parties’ equities, assets, property interest or land assets (including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets), or propose the winding-up of all the Parties in accordance with the dispute resolution clause and/or applicable PRC laws. In addition, in the course of forming the tribunal, both Parties shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands and places of incorporation of all the Parties (namely Hefei, China)) and places where the principal assets of either Party are located) for the grant of temporary reliefs.

7.3

During the arbitration, except for the matters under dispute and pending for arbitration, the parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8            Miscellaneous

8.1	This Agreement shall become effective upon execution by the Parties, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.
8.2	This Agreement shall be written in Chinese in two copies. The Lender and the Borrower shall hold one copy respectively and each shall have equal legal validity as this Agreement.
8.3

Any amendment and supplement to this Agreement shall be made in writing by the Parties to this Agreement. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

8.4

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5	Attachments of this Agreement (if any) shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.
8.6

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions under Articles 4, 6, 7 and 8.6 herein of this Agreement shall survive the expiration or termination of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date first written above, which will take effect in accordance with the provisions of this Agreement.

Lender: Anhui NIO Autonomous Driving Technology Co., Ltd. (seal)

By:	/s/ Lihong Qin
Name:	Lihong Qin
Title:	Legal Representative

Borrower: Shaoqing Ren

By:	/s/ Shaoqing Ren

Exhibit I – Equity Pledge Agreement